QuickLinks -- Click here to rapidly navigate through this document

Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
for
Tender of Shares of Common Stock
of
HERLEY INDUSTRIES, INC.
at
$19.00 Net Per Share Pursuant to the Offer to Purchase dated February 25, 2011 by
Lanza Acquisition Co.,
an indirect wholly-owned subsidiary of
KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, MARCH 24, 2011, OR THE "EXPIRATION DATE," UNLESS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF OUR OFFER TO PURCHASE, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

        This offer is being made according to an Agreement and Plan of Merger, dated as of February 7, 2011 (the "Merger Agreement"), by and among Kratos Defense & Security Solutions, Inc., a Delaware corporation ("Kratos"), Lanza Acquisition Co., a Delaware corporation and an indirect wholly-owned subsidiary of Kratos (the "Purchaser"), and Herley Industries, Inc., a Delaware corporation ("Herley").

The Depositary for the offer is:

Wells Fargo Bank, National Association, a national banking association

By Mail: Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, MN 55164-0854	By Overnight Courier or in person:
(Until 6:00 P.M. Eastern Time on the
Expiration Date)

Wells Fargo Bank, N.A.
Shareowner Services
Voluntary Corporate Actions
161 N. Concord Exchange
South St. Paul, MN 55075-1139

        Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery. To be validly delivered, it must be received by the Depositary at one of the above addresses before our offer expires (in addition to the other requirements detailed in this Letter of Transmittal and its instructions). You must sign this Letter of Transmittal in the appropriate space provided below, with signature guaranteed if required, and complete the Substitute Form W-9. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

        The tender offer is not being made to (nor will tender of shares be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

DESCRIPTION OF SHARES TENDERED

	Name and Address of Registered Holder (Please fill in, if blank)	Share Certificate(s) and Share(s) Tendered (Please attach additional signed list, if necessary)

		Certificate Number(s) and/or indicate Book-Entry shares	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered(1,2)

Total Shares Tendered

(1)	If shares are held in Book-Entry form you must indicate the number of shares you are tendering
(2)	Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
☐	Check here if Share Certificates have been lost or mutilated. See Instruction 9.

        This Letter of Transmittal is to be used by stockholders of Herley either if certificates for shares of common stock, par value $0.10 per share, of Herley (collectively, the "Shares" and each, a "Share") are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined below).

        Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 3—"Procedure for Tendering Shares" of the Offer to Purchase) with respect to their Shares, and all other documents required hereby to the Depositary prior to the Expiration Time (as defined in the Offer to Purchase) may tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 3—"Procedure for Tendering Shares" of the Offer to Purchase. See Instruction 2 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

 NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

        The undersigned hereby tenders to the Purchaser the above described Shares, at a purchase price of $19.00 per Share, net to the seller in cash, without interest and less any applicable withholding taxes and upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, dated February 25, 2011 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other shares or other securities issued or issuable in respect thereof on or after the date of the Offer to Purchase (collectively, the "Distributions")) on or after the date of the Offer to Purchase and irrevocably constitutes and appoints Wells Fargo Bank, National Association, a national banking association (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any and all Distributions), to (a) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the depositary trust company (the "Book-Entry Transfer Facility") together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) present such Shares (and any and all Distributions) for transfer on Herley's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer. Notwithstanding anything to the contrary set forth herein, the appointment of the Depositary as the true and lawful agent and attorney-in-fact of the undersigned is subject to the rights of the undersigned as set forth in any agreement existing between the undersigned and Kratos.

        The undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Distributions) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed necessary or desirable by the Depositary or the Purchaser to complete the sale, assignment and transfer of the tendered Shares (and any and all Distributions) to the Purchaser. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as an owner of each Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount of value of such Distribution as determined by the Purchaser in its sole discretion.

        All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender of Shares hereby is irrevocable.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special, adjourned or postponed meeting of Herley's stockholders or otherwise in such manner, to execute any written consent concerning any matter, and to otherwise act as each such attorney-in-fact and proxy (or his, her or its substitute) shall, in his, her or its sole discretion, deem proper with respect to the Shares (and any and all Distributions) tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any and all Distributions) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned with respect to such Shares (and any and all Distributions). The Purchaser reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately upon acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Herley's stockholders.

        The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 3—"Procedure for Tendering Shares" in the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is increased in accordance with the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby. All questions as to validity, form and eligibility of any tender of Shares hereby will be determined by the Purchaser (which may delegate its power in whole or in part to the Depositary) and such determination shall be final and binding.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

 TENDER OF SHARES

☐
Check here if certificates representing tendered Shares are being delivered herewith.

☐
Check here if tendered Shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the Depositary, and complete the following:

  Name(s) of Registered
  Owner(s):

☐
Check here if any of the certificates representing Shares have been lost or destroyed and see Instruction 11 below.

  Number of Shares represented by the lost or destroyed
  certificates:

        LOST CERTIFICATES: PLEASE CALL AMERICAN STOCK TRANSFER & TRUST COMPANY, AT (718) 921-8206 OR (800) 937-5449 TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST CERTIFICATES. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed and completed.

IMPORTANT—STOCKHOLDER(S) SIGN HERE
(Also complete Substitute Form W-9 included below)

Dated:

(SIGNATURE(S) OF STOCKHOLDER(S))
Dated:

(SIGNATURE(S) OF STOCKHOLDER(S))

        Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following and see Instruction 5.

Name(s):
(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

GUARANTEE OF SIGNATURE(S)
(If Required—See Instructions 1 and 5)
(FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

APPLY MEDALLION GUARANTEE STAMP IN THE SPACE ABOVE
(Note: A notarization by a notary public is not acceptable)

:

 SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares tendered and accepted for payment is to be issued in the name of someone other than the undersigned.

Name:
(Please Print)

Address:
(Include Zip Code)

(Tax Identification or Social Security Number; please also complete the W-9 section below)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares tendered and accepted for payment and is to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Name:
(Please Print)

Address:
(Include Zip Code)

 INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) the Shares tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, or other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (such institution, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If a Share certificate is registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, to a person other than the registered holder of the certificates surrendered, then the tendered Share certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the Share certificate, with the signature(s) on the certificates or stock powers guaranteed by an Eligible Institution. See Instruction 5.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by stockholders either if certificates are to be tendered herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer described in Section 3—"Procedure for Tendering Shares" of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a copy thereof), together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message (as defined below), and any other required documents, must be received by the Depositary at one of its addresses set forth on the cover page hereof prior to the Expiration Time (as defined in the Offer to Purchase) and either certificates for the tendered Shares must be received by the Depositary at one of such addresses or the Shares must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3—"Procedure for Tendering Shares" of the Offer to Purchase (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary), in each case, prior to the Expiration Time, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3—"Procedure for Tendering Shares" of the Offer to Purchase.

        Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Time may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3—"Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Time and (c) either: (i) the Share certificates together with a properly completed and duly executed Letter of Transmittal (or a manually signed copy thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery or (ii) in the case of a book-entry transfer effected pursuant to the book-entry transfer procedures described in the Offer to Purchase, either a properly completed and duly executed Letter of Transmittal (or manually signed copy thereof), and any required signature guarantees, or an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary, such Shares must be delivered pursuant to the book-entry transfer procedures and a Book-Entry Confirmation must be received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the NASDAQ Global Select Market is open for business.

        The term an "Agent's Message" means a message, transmitted through electronic means by a Book-Entry Transfer Facility, in accordance with the normal procedures of the Book-Entry Transfer Facility and the Depositary, to and received by the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant. The term "Agent's Message" also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary's office. For Shares to be validly tendered during any Subsequent Offering Period (as defined in the "Introduction" of the Offer to Purchase), the tendering stockholder must comply with the foregoing procedures except that the required documents and certificates must be received during the Subsequent Offering Period. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

        The method of delivery of Shares, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary. Shares will be deemed delivered only when actually received by the Depositary. If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or copy), waive any right to receive any notice of the acceptance of their Shares for payment.

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page in the same manner as this Letter of Transmittal.

        4.    Partial Tenders (Applicable to Holders of Physical Certificates Only).    If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

        If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

        When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

        If the certificates for Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) or owner(s) appear(s) on the certificates, with the signature(s) on the certificate(s) or stock power(s) guaranteed as aforesaid. See Instruction 1.

        6.    Stock Transfer Taxes.    The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to any person(s) other than the registered owner(s), or if tendered certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or the other person(s)) payable on account of the transfer will be deducted from the purchase price, unless evidence satisfactory to the Purchaser of the payment of such taxes or exemption therefrom is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

        7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

        8.    Waiver of Conditions.    Subject to the terms and conditions of the Merger Agreement and the applicable rules and regulations of the Securities and Exchange Commission, the Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer in the case of any Shares tendered.

        9.    Substitute Form W-9.    To avoid backup withholding, a tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct, such stockholder is not subject to backup withholding of U.S. federal income tax, and such stockholder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering stockholder has been notified by the Internal Revenue Service (the "IRS") that such stockholder is subject to backup withholding, such stockholder must cross out Item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to U.S. federal income tax withholding on the payment of the purchase price with respect to all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

        Certain stockholders (including all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Stockholders that are not U.S. persons (as defined for U.S. federal income tax purposes) should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Such stockholders should consult a tax advisor to determine which IRS Form W-8 is appropriate. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

        10.    Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to Phoenix Advisory Partners, the Information Agent, at their address listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

        11.    Lost, Destroyed or Stolen Certificates.    If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify Herley's Transfer Agent, American Stock Transfer & Trust Company the "Transfer Agent", at (718) 921-8206 or (800) 937-5449. The stockholder will then be instructed by the Transfer Agent as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed and completed.

        IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY DESCRIBED IN THE OFFER TO PURCHASE.

 IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a stockholder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Shares pursuant to the Offer must, unless an exemption applies, provide the Depositary (as payer) with the stockholder's correct TIN on the Substitute Form W-9 included in this Letter of Transmittal or on IRS Form W-9. If the stockholder is an individual, the stockholder's TIN is such stockholder's Social Security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the IRS, and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding with respect to a portion of all payments of the purchase price made to such stockholder (or other payee).

        Certain stockholders (including corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign stockholder to avoid backup withholding, such person should complete and submit an appropriate IRS Form W-8 signed under penalties of perjury, attesting to such stockholder's exempt status. An IRS Form W-8 can be obtained from the Depositary. Foreign stockholders should consult their own tax advisors to determine which IRS Form W-8 is appropriate in their case. Exempt stockholders, other than foreign stockholders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a stockholder (or other payee). Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules from a payment of cash to a stockholder (or other payee) generally will be allowed as a refund or credit against the applicable person's U.S. federal income tax liability, provided that such person timely and properly furnishes the required information to the IRS.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal, certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) that such stockholder is not subject to backup withholding because (i) such stockholder is exempt from backup withholding, (ii) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding and (3) such stockholder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary

        The tendering stockholder is required to give the Depositary the TIN, generally the Social Security number or Employer Identification Number, of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the stockholder may be subject to a $50.00 penalty imposed by the IRS.

PAYER'S NAME: Wells Fargo Bank, National Association, a national banking association

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. ☐ CHECK APPROPRIATE BOX ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other	Social Security Number or Employer Identification Number

Part 2—Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me);
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (as defined for U.S. federal income tax purposes).

Payer's Request for Taxpayer Identification Number ("TIN")
	Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.	Part 3— Awaiting TIN ☐ Part 4— Exempt ☐

Please fill in your name and address below.
Name
Address (Number and Street)
City, State and Zip Code

SIGNATURE	DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER

        Social Security numbers ("SSNs") have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers ("EINs") have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

WHAT NAME AND NUMBER TO GIVE THE PAYER

For this type of account:			Give name and SSN of:

1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual		The owner(3)

For this type of account:			Give name and EIN of:

6.	Disregarded entity not owned by an individual		The owner
7.	A valid trust, estate, or pension trust		Legal entity(4)
8.	Corporate or LLC electing corporate status on IRS Form 8832		The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
10.	Partnership or multi-member LLC		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

(4)
List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note.    If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

        A corporation.

        A financial institution.

        An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7).

        The U.S. or any agency or instrumentality thereof.

        A State, the District of Columbia, a possession of the U.S., or any subdivision or instrumentality thereof.

        A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

        An international organization or any agency, or instrumentality thereof.

        A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

        A real estate investment trust.

        A common trust fund operated by a bank under section 584(a).

        An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

        An entity registered at all times under the Investment Company Act of 1940.

        A foreign central bank of issue.

        A futures commission merchant registered with the Commodity Futures Trading Commission.

        A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

        Payments to nonresident aliens subject to withholding under section 1441.

        Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

        Payments of patronage dividends where the amount received is not paid in money.

        Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

        Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

        Payments of tax-exempt interest (including exempt-interest dividends under section 852).

        Payments described in section 6049(b)(5) to non-resident aliens.

        Payments on tax-free covenant bonds under section 1451.

        Payments made by certain foreign organizations.

        Mortgage interest paid to an individual.

Exempt payees described above should file a Substitute Form W-9 (or an IRS Form W-9) to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

        (1)   PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)   CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

        (3)   CRIMINAL PENALTY FOR FALSIFYING INFORMATION—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Information Agent for the Tender Offer is:

Phoenix Advisory Partners
110 Wall Street, 27th floor
New York, NY 10005
Stockholders Call Toll Free: (800) 576-4314
Banks and Brokers Call Collect: (212) 493-3910

QuickLinks

  Exhibit (a)(1)(B)
NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS
TENDER OF SHARES
GUARANTEE OF SIGNATURE(S) (If Required—See Instructions 1 and 5) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY)
SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer
IMPORTANT TAX INFORMATION
Purpose of Substitute Form W-9
What Number to Give the Depositary
WHAT NAME AND NUMBER TO GIVE THE PAYER